SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 3, 2003

                              LAS VEGAS SANDS, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                        333-42147                04-3010100
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


           3355 LAS VEGAS BOULEVARD SOUTH
                  LAS VEGAS, NEVADA                            89109
      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (702) 414-1000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 3, 2003, Las Vegas Sands Inc. issued a press release announcing a jury verdict against it. The text of the press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NUMBER                TITLE
         --------------                -----
                99.1                   Press Release, dated June 3, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 4, 2003

                                            LAS VEGAS SANDS, INC.

                                            By:      /s/ Harry D. Miltenberger
                                                     --------------------------
                                            Name:    Harry D. Miltenberger
                                            Title:   Vice President-Finance



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                                 EXHIBITS INDEX


             99.1          Press Release, dated June 3, 2003